UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2014

CELSION CORPORATION

(Exact name of registrant as specified in its Charter)

Delaware	001-15911	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

997 Lenox Drive, Suite 100, Lawrenceville, NJ 08648-2311
(Address of principal executive offices) (Zip Code)

(609) 896-9100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

Celsion Corporation (the “Company”) announced today that the board of directors of the Company (the “Board”) has appointed Michael H. Tardugno, the Company’s President and CEO, to the additional position of Executive Chairman of the Board. This action was taken at a regularly scheduled Board meeting in response to the unexpected passing of Max E. Link, Ph.D., and is consistent with the Board's previously established succession plan as noted in the attached press release filed as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press release titled “Celsion Announces Appointment of Michael H. Tardugno to Executive Chairman of the Board of Directors” issued by Celsion Corporation on October 7, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Dated: October 7, 2014	By:	/s/ Jeffrey W. Church
Jeffrey W. Church
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release titled “Celsion Announces Appointment of Michael H. Tardugno to Executive Chairman of the Board of Directors” issued by Celsion Corporation on October 7, 2014.